                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                          MANAGEMENT INVESTMENT COMPANY

                   Investment Company Act file number 811-2944

                        Oppenheimer Rising Dividends Fund
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                       Date of fiscal year end: October 31

                      Date of reporting period: 07/30/2010

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer Rising Dividends Fund

STATEMENT OF INVESTMENTS July 30, 2010 (Unaudited)*

                                                      Shares          Value
                                                    ----------   --------------
COMMON STOCKS--97.6%
CONSUMER DISCRETIONARY--11.5%
HOTELS, RESTAURANTS & LEISURE--2.0%
McDonald's Corp.                                       502,900   $   35,067,217
MEDIA--3.3%
Time Warner Cable, Inc.                                448,000       25,612,160
Walt Disney Co. (The)                                  905,700       30,513,033
                                                                 --------------
                                                                     56,125,193
                                                                 --------------
SPECIALTY RETAIL--2.0%
Tiffany & Co.                                          459,900       19,347,993
TJX Cos., Inc. (The)                                   379,500       15,756,840
                                                                 --------------
                                                                     35,104,833
                                                                 --------------
TEXTILES, APPAREL & LUXURY GOODS--4.2%
Coach, Inc.                                            669,800       24,762,506
Nike, Inc., Cl. B                                      422,000       31,076,080
Polo Ralph Lauren Corp., Cl. A                         222,500       17,579,725
                                                                 --------------
                                                                     73,418,311
                                                                 --------------
CONSUMER STAPLES--9.8%
BEVERAGES--1.5%
PepsiCo, Inc.                                          399,300       25,918,563
FOOD & STAPLES RETAILING--1.6%
CVS Caremark Corp.                                     238,400        7,316,496
Wal-Mart Stores, Inc.                                  416,000       21,295,040
                                                                 --------------
                                                                     28,611,536
                                                                 --------------
FOOD PRODUCTS--2.6%
General Mills, Inc.                                    517,200       17,688,240
Nestle SA, Sponsored ADR                               243,800       12,031,530
Unilever NV, NY Shares                                 536,400       15,818,436
                                                                 --------------
                                                                     45,538,206
                                                                 --------------
HOUSEHOLD PRODUCTS--2.5%
Colgate-Palmolive Co.                                  322,200       25,447,356
Procter & Gamble Co. (The)                             287,400       17,577,384
                                                                 --------------
                                                                     43,024,740
                                                                 --------------
TOBACCO--1.6%
Philip Morris International, Inc.                      550,108       28,077,512
ENERGY--11.7%
ENERGY EQUIPMENT & SERVICES--2.6%
Diamond Offshore Drilling, Inc.                        150,010        8,924,095
Halliburton Co.                                        318,400        9,513,792
Schlumberger Ltd.                                      440,700       26,292,162
                                                                 --------------
                                                                     44,730,049
                                                                 --------------
OIL, GAS & CONSUMABLE FUELS--9.1%
Apache Corp.                                           245,990       23,511,724
Chevron Corp.                                          343,800       26,200,998
ConocoPhillips                                         412,900       22,800,338
EOG Resources, Inc.                                    132,700       12,938,250
Exxon Mobil Corp.                                      570,335       34,037,593
Marathon Oil Corp.                                     404,400       13,527,180
Occidental Petroleum Corp.                             209,800       16,349,714


                      1 | Oppenheimer Rising Dividends Fund

Oppenheimer Rising Dividends Fund

STATEMENT OF INVESTMENTS July 30, 2010 (Unaudited)*

                                                      Shares          Value
                                                    ----------   --------------
OIL, GAS & CONSUMABLE FUELS CONTINUED
Peabody Energy Corp.                                   223,100   $   10,072,965
                                                                 --------------
                                                                    159,438,762
                                                                 --------------
FINANCIALS--13.5%
CAPITAL MARKETS--4.2%
Bank of New York Mellon Corp.                          629,600       15,784,072
Charles Schwab Corp. (The)                             585,560        8,660,432
Credit Suisse Group AG, ADR                            335,900       15,239,783
Goldman Sachs Group, Inc. (The)                        122,900       18,535,778
T. Rowe Price Group, Inc.                              329,600       15,896,608
                                                                 --------------
                                                                     74,116,673
                                                                 --------------
COMMERCIAL BANKS--2.3%
U.S. Bancorp                                           536,700       12,827,130
Wells Fargo & Co.                                      972,890       26,978,240
                                                                 --------------
                                                                     39,805,370
                                                                 --------------
CONSUMER FINANCE--1.3%
American Express Co.                                   520,300       23,226,192
DIVERSIFIED FINANCIAL SERVICES--3.5%
Bank of America Corp.                                1,160,170       16,288,787
JPMorgan Chase & Co.                                 1,122,490       45,213,897
                                                                 --------------
                                                                     61,502,684
                                                                 --------------
INSURANCE--2.2%
Chubb Corp.                                            334,100       17,583,683
Prudential Financial, Inc.                             351,400       20,131,706
                                                                 --------------
                                                                     37,715,389
                                                                 --------------
HEALTH CARE--11.5%
HEALTH CARE EQUIPMENT & SUPPLIES--2.3%
Baxter International, Inc.                             459,600       20,116,692
Covidien plc                                           351,400       13,114,248
Stryker Corp.                                          155,000        7,218,350
                                                                 --------------
                                                                     40,449,290
                                                                 --------------
PHARMACEUTICALS--9.2%
Abbott Laboratories                                    153,400        7,528,872
Allergan, Inc.                                         275,800       16,840,348
Bristol-Myers Squibb Co.                               718,000       17,892,560
Johnson & Johnson                                      554,600       32,216,714
Merck & Co., Inc.                                    1,003,800       34,590,948
Novo Nordisk AS, Sponsored ADR                         233,100       20,053,593
Pfizer, Inc.                                         1,070,700       16,060,500
Roche Holding AG                                       120,396       15,660,611
                                                                 --------------
                                                                    160,844,146
                                                                 --------------
INDUSTRIALS--10.6%
AEROSPACE & DEFENSE--2.7%
Raytheon Co.                                           373,900       17,300,353
United Technologies Corp.                              414,121       29,444,003
                                                                 --------------
                                                                     46,744,356
                                                                 --------------
AIR FREIGHT & LOGISTICS--1.0%
United Parcel Service, Inc., Cl. B                     271,600       17,654,000


                      2 | Oppenheimer Rising Dividends Fund

Oppenheimer Rising Dividends Fund

STATEMENT OF INVESTMENTS July 30, 2010 (Unaudited)*

                                                      Shares          Value
                                                    ----------   --------------
ELECTRICAL EQUIPMENT--1.0%
Emerson Electric Co.                                   348,400   $   17,259,736
INDUSTRIAL CONGLOMERATES--3.1%
3M Co.                                                 215,700       18,450,978
General Electric Co.                                 1,401,180       22,587,022
Tyco International Ltd.                                341,700       13,080,276
                                                                 --------------
                                                                     54,118,276
                                                                 --------------
MACHINERY--1.8%
Cummins, Inc.                                          143,500       11,424,035
Deere & Co.                                            291,200       19,417,216
                                                                 --------------
                                                                     30,841,251
                                                                 --------------
ROAD & RAIL--1.0%
Union Pacific Corp.                                    239,800       17,905,866
INFORMATION TECHNOLOGY--17.9%
COMMUNICATIONS EQUIPMENT--1.6%
QUALCOMM, Inc.                                         755,800       28,780,864
COMPUTERS & PERIPHERALS--1.9%
Hewlett-Packard Co.                                    717,500       33,033,700
ELECTRONIC EQUIPMENT & INSTRUMENTS--1.8%
Corning, Inc.                                        1,711,070       31,004,588
IT SERVICES--4.2%
Accenture plc, Cl. A                                   534,490       21,187,184
International Business Machines Corp.                  271,100       34,809,240
Visa, Inc., Cl. A                                      238,900       17,523,315
                                                                 --------------
                                                                     73,519,739
                                                                 --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--3.9%
Broadcom Corp., Cl. A                                  261,100        9,407,433
Intel Corp.                                            788,400       16,241,040
Taiwan Semiconductor Manufacturing Co. Ltd., ADR     2,434,872       24,592,207
Texas Instruments, Inc.                                706,700       17,448,423
                                                                 --------------
                                                                     67,689,103
                                                                 --------------
SOFTWARE--4.5%
Microsoft Corp.                                      1,732,930       44,726,923
Oracle Corp.                                         1,443,600       34,126,704
                                                                 --------------
                                                                     78,853,627
                                                                 --------------
MATERIALS--3.3%
CHEMICALS--3.3%
E.I. du Pont de Nemours & Co.                          593,800       24,149,846
Monsanto Co.                                           125,800        7,276,272
Praxair, Inc.                                          308,000       26,740,560
                                                                 --------------
                                                                     58,166,678
                                                                 --------------
TELECOMMUNICATION SERVICES--3.2%
DIVERSIFIED TELECOMMUNICATION SERVICES--3.2%
AT&T, Inc.                                             670,100       17,382,394
Verizon Communications, Inc.                         1,295,050       37,634,153
                                                                 --------------
                                                                     55,016,547
                                                                 --------------
UTILITIES--4.6%
ELECTRIC UTILITIES--1.6%
NextEra Energy, Inc.                                   358,100       18,728,630


                      3 | Oppenheimer Rising Dividends Fund

Oppenheimer Rising Dividends Fund

STATEMENT OF INVESTMENTS July 30, 2010 (Unaudited)*

                                                      Shares          Value
                                                    ----------   --------------
ELECTRIC UTILITIES CONTINUED
Pinnacle West Capital Corp.                            236,080   $    8,992,287
                                                                 --------------
                                                                     27,720,917
                                                                 --------------
MULTI-UTILITIES--3.0%
PG&E Corp.                                             406,400       18,044,161
Public Service Enterprise Group, Inc.                  505,700       16,637,530
Wisconsin Energy Corp.                                 325,400       17,662,712
                                                                 --------------
                                                                     52,344,403
                                                                 --------------
Total Common Stocks (Cost $1,622,296,930)                         1,703,368,317
                                                                 --------------
INVESTMENT COMPANY--0.6%
Oppenheimer Institutional Money Market Fund,
Cl. E, 0.30% (1,2) (Cost $11,151,510)               11,151,510       11,151,510
TOTAL INVESTMENTS, AT VALUE (COST $1,633,448,440)         98.2%   1,714,519,827
Other Assets Net of Liabilities                            1.8       30,874,386
                                                    ----------   --------------
Net Assets                                               100.0%  $1,745,394,213
                                                    ==========   ==============

Footnotes to Statement of Investments

* July 30, 2010 is the last business day of the Fund's quarterly period. See accompanying Notes.

1.   Rate shown is the 7-day yield as of July 30, 2010.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended July 30, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                          SHARES           GROSS        GROSS           SHARES
                                                     OCTOBER 31, 2009    ADDITIONS    REDUCTIONS    JULY 30, 2010
                                                     ----------------   -----------   ----------    -------------
Oppenheimer Institutional Money Market Fund, Cl. E      16,927,997      438,308,449   444,084,936     11,151,510

                                                        VALUE       INCOME
                                                     -----------   -------
Oppenheimer Institutional Money Market Fund, Cl. E   $11,151,510   $66,705

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The table below categorizes amounts as of July 30, 2010 based on valuation input level:


                      4 | Oppenheimer Rising Dividends Fund

Oppenheimer Rising Dividends Fund

STATEMENT OF INVESTMENTS July 30, 2010 (Unaudited)*

                                                                       LEVEL 3--
                                   LEVEL 1--         LEVEL 2--        SIGNIFICANT
                                  UNADJUSTED     OTHER SIGNIFICANT   UNOBSERVABLE
                                 QUOTED PRICES   OBSERVABLE INPUTS      INPUTS           VALUE
                                --------------   -----------------   ------------   --------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
   Consumer Discretionary       $  199,715,554          $--               $--       $  199,715,554
   Consumer Staples                171,170,557           --                --          171,170,557
   Energy                          204,168,811           --                --          204,168,811
   Financials                      236,366,308           --                --          236,366,308
   Health Care                     201,293,436           --                --          201,293,436
   Industrials                     184,523,485           --                --          184,523,485
   Information Technology          312,881,621           --                --          312,881,621
   Materials                        58,166,678           --                --           58,166,678
   Telecommunication Services       55,016,547           --                --           55,016,547
   Utilities                        80,065,320           --                --           80,065,320
Investment Company                  11,151,510           --                --           11,151,510
                                --------------          ---               ---       --------------
Total Assets                    $1,714,519,827          $--               $--       $1,714,519,827
                                --------------          ---               ---       --------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION METHODOLOGIES, IF ANY, DURING THE REPORTING PERIOD.

NOTES TO STATEMENT OF INVESTMENTS

QUARTERLY PERIOD. Since July 30, 2010 represents the last day during the Fund's quarterly period on which the New York Stock Exchange was open for trading, the Fund's financial statements have been presented through that date to maintain consistency with the Fund's net asset value calculations used for shareholder transactions.

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.


                      5 | Oppenheimer Rising Dividends Fund

Oppenheimer Rising Dividends Fund

STATEMENT OF INVESTMENTS July 30, 2010 (Unaudited)*

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations in the annual and semiannual reports.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ


                      6 | Oppenheimer Rising Dividends Fund

Oppenheimer Rising Dividends Fund

STATEMENT OF INVESTMENTS July 30, 2010 (Unaudited)*

strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

     COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. To reduce this risk the Fund


                      7 | Oppenheimer Rising Dividends Fund

Oppenheimer Rising Dividends Fund

STATEMENT OF INVESTMENTS July 30, 2010 (Unaudited)*

     has entered into master netting arrangements, established within the Fund's International Swap and Derivatives Association, Inc. ("ISDA") master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty.

     CREDIT RELATED CONTINGENT FEATURES. The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's ISDA master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The Fund has written covered call options on individual equity securities and, or, equity indexes to decrease exposure to equity risk. A written covered call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

Written option activity for the period ended July 30, 2010 was as follows:

                                                  CALL OPTIONS
                                             -----------------------
                                             NUMBER OF    AMOUNT OF
                                             CONTRACTS     PREMIUMS
                                             ----------  -----------
Options outstanding as of October 31, 2009          --   $        --
Options written                                 52,179     2,580,921
Options closed or expired                      (39,269)   (1,985,246)
Options exercised                              (12,910)     (595,675)
                                             ---------   -----------
Options outstanding as of July 30, 2010             --   $        --
                                             =========   ===========


                      8 | Oppenheimer Rising Dividends Fund

Oppenheimer Rising Dividends Fund

STATEMENT OF INVESTMENTS July 30, 2010 (Unaudited)*

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 30, 2010 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities   $1,650,634,273
                                 ==============
Gross unrealized appreciation    $  118,990,296
Gross unrealized depreciation       (55,104,742)
                                 --------------
Net unrealized appreciation      $   63,885,554
                                 ==============


                      9 | Oppenheimer Rising Dividends Fund

ITEM 2. CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 07/30/2010, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934
          (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
          (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

     (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rising Dividends Fund


By: /s/ William F. Glavin, Jr.
    ---------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 09/13/2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ William F. Glavin, Jr.
    ---------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 09/13/2010


By: /s/ Brian W. Wixted
    ---------------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: 09/13/2010